                                                                    EXHIBIT 99.2


[SUIZA FOODS LOGO]           SUIZA FOODS TO ACQUIRE
                              SOUTHERN FOODS GROUP
                               TO FORM $6 BILLION
                             DAIRY INDUSTRY LEADER

September 21, 1999


                                                              [SUIZA FOODS LOGO]

                                    SPEAKERS

Gregg Engles      Chairman and CEO - Suiza Foods

Pete Schenkel     President and CEO - Southern Foods

Barry Fromberg    EVP and CFO - Suiza Foods


                                                              [SUIZA FOODS LOGO]

                              SAFE HARBOR STATEMENT

         Some of the statements that we will make in today's presentation will be "forward looking" and we make them pursuant to the safe harbor provision of the Securities Litigation Reform Act of 1995. These "forward looking" statements include statements relating to (1) projected combined annual sales,
(2) when the proposed transaction is expected to close, (3) the expected impact of the proposed transaction on earnings per share, (4) expectations about our ability to successfully integrate the acquired business, (5) expected cost savings as a result of the proposed transaction, (6) the combined entity's ability to become the supplier of choice to customers as a result of the proposed transaction, (7) the expected number of customers after the transaction, (8) our ability to profit from our branding initiatives, and (9) our ability to meet our financial goals. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in this press release. For example, sales projections are based on a number of assumptions. Actual sales could be materially less than projected sales if those assumptions are erroneous. Sales can vary based on a variety of economic, governmental and competitive factors, all of which are identified in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10Q for the second quarter of this year. Projections concerning the expected impact of the proposed transaction on earnings per share are also based on a number of assumptions, including sales and operating cost projections. We have limited resources, and we may not be able to realize cost savings to the degree and within the timeframe that we are projecting if we cannot efficiently and effectively integrate the acquired business. Our ability to retain existing customers, to become the supplier of choice for large national customers and otherwise to meet targeted financial results depends on a variety of economic, competitive and governmental factors, many of which are beyond our control and which are described in our securities filings, as well as our ability to effectively manage the combined business. Our ability to profit from our branding initiatives will depend on customer acceptance of our products. Finally, the transaction may take longer, and cost more, to complete than we are expecting as a result of delays or other problems in obtaining required governmental consents and acceptable financing. All forward looking statements in this press release speak only as of the date of this release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in our expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based.


                                                              [SUIZA FOODS LOGO]

                                     AGENDA

o        Transaction overview

o        Strategic rationale

o        Competitive advantages

o        Financials

o        Future outlook


                                                              [SUIZA FOODS LOGO]

                              TRANSACTION OVERVIEW


Transaction Form                        Acquisition
--------------------------------------------------------------------------------
Transaction Structure                   Newly formed JV combining
                                        Southern Foods with Suiza's U.S.
                                        fluid milk assets
--------------------------------------------------------------------------------
Ownership of JV                         66.2% Suiza Foods
                                        33.8% Dairy Farmers of America
--------------------------------------------------------------------------------
Senior Management                       Pete Schenkel, Vice Chairman of
Addition                                Suiza and President of joint venture
--------------------------------------------------------------------------------
Expected Closing Date                   December 1999
--------------------------------------------------------------------------------
EPS Impact                              Neutral to slightly accretive


                                                              [SUIZA FOODS LOGO]

                               CORPORATE STRUCTURE

                                     [CHART]


                                                              [SUIZA FOODS LOGO]

                               STRATEGIC RATIONALE


o        Customer service and quality

o        National platform aligned with customers

o        Leverage economies of scale and scope
         - Product innovation, packaging & brands

o        Complementary strengths
         - Geographic reach
         - Strong regional leadership and brands

o        Improves Suiza's position for integration and further consolidation


                                                              [SUIZA FOODS LOGO]

                         SUIZA HAS CHANGED THE LANDSCAPE


                                 PLANT LOCATIONS

          1995                                              1999

          [MAP]                                             [MAP]


o $293 million* in sales                      o $4.1 billion in annualized sales

o 5 plants                                    o 56 plants

o 385 DSD routes                              o 3,200 DSD routes

o 13,000 stores served                        o 83,000 stores served


*Dairy only sales without pooling transactions.


                                                              [SUIZA FOODS LOGO]

                          UNPARALLELED GEOGRAPHIC REACH


         [MAP]                                    o 81 plants

                                                  o 4,800 DSD routes

                                                  o 140,000 stores served

                                                  o 17,500 employees

[LEGEND]


                                                              [SUIZA FOODS LOGO]

                         "The top 10 supermarket chains
                     controlled 52.1% of U.S. grocery sales
                       last year, up from 28.4% in 1987."


                       - The Wall Street Journal, 9/16/99


                                                              [SUIZA FOODS LOGO]

                           U.S. GROCERY CONSOLIDATION


Date           Major Transaction
----           -----------------
May 97         Fred Meyer/Smith's Food & Drug Center

Nov 97         Fred Meyer/Ralph's/Quality Food Centers

Aug 98         Albertson's/American Stores

Oct 98         Safeway/Dominick's

Oct 98         Kroger/Fred Meyer

Aug 99         Food Lion/Hannaford

                                     [GRAPH]

Source: Supermarket News


                                                              [SUIZA FOODS LOGO]

                           CAPITALIZING ON THE CHANGE


              TODAY                                    FUTURE

Fragmented Processor Base with      --       Consolidated Processor Base
Limited Geographic Scope                     with National/Broad Regional
                                             Scope

Fragmented Small Regional           --       Super Regional Brands with
Brands and Private Labels                    Differentiated Products

Purchasing Power Parity Among       --       Consolidated Buyers with Clout
Processors

Commodity Margins                   --       Higher Branded Margins


                                                              [SUIZA FOODS LOGO]

                            LEVERAGE SCALE AND SCOPE


SCOPE*                 o 81 plants                 o 140,000 stores served

                       o 4,800 direct store
                         delivery (DSD) routes

--------------------------------------------------------------------------------

OPPORTUNITIES          o Premier refrigerated distributor

                       o Able to rationalize plants and routes

                       o Productivity increases: specialization and product
                         line consolidation

                       o Ability to align with major customer objectives

                         - Single-source provider

                         - Customers are receptive to dairy growth
                           initiatives


                                                              [SUIZA FOODS LOGO]

                              COMPETITIVE STRENGTHS


o Dedication to quality and customer service

o Operational expertise

o Product and packaging innovation

o Strong regional and national brands

o Marketing skills

o "Cultural" fit

o Integration experience


                                                              [SUIZA FOODS LOGO]

                             SOUTHERN FOODS HISTORY


o Schepps Dairy (Dallas) original building block

o 1987 - SFG formed, purchased Schepps & Foremost (Shreveport) plants

o 1990 - Oak Farms acquisition

o 1994 - Partner with Dairy Farmers of America

o 1990 - 1997 - Several smaller acquisitions

o 1997 - Meadow Gold acquisition



                                                              [SUIZA FOODS LOGO]

                              STRONG RELATIONSHIPS


o Focus on the customer and consumer

  - Quality

  - Service

o Suppliers

  - Dairy Farmers of America

o Management team

  - Decentralized to facilitate decision making

  - Dedicated regional leadership


                                                              [SUIZA FOODS LOGO]

                                 STRONG COMBINED
                               CUSTOMER FRANCHISE


                            [VARIOUS FRANCHISE LOGOS]


                                                              [SUIZA FOODS LOGO]

                             FLUID MILK MARKET SHARE


Major Markets                                    Combined Suiza/SF Rank
-------------                                    ----------------------
New York                                                    #1

Boston/Providence                                           #1

Philadelphia                                                #1

North Carolina                                              #1

Detroit                                                     #1

Dallas                                                      #1

San Antonio                                                 #1

Houston                                                     #1

Denver                                                      #1

Salt Lake City                                              #1


                                                              [SUIZA FOODS LOGO]

                         BRAND MANAGEMENT OPPORTUNITIES


                              [VARIOUS BRAND LOGOS]


                                                              [SUIZA FOODS LOGO]

                              COMBINED PRODUCT MIX


                           Revenue By Product Category


                                                              [SUIZA FOODS LOGO]

                                BUILD THE BRANDS


OBJECTIVE                          Improve margins and grow category
--------------------------------------------------------------------------------
PLAN                               Identify strongest brands

                                    Innovate

                                    - Packaging

                                    - Products

                                    - Labeling

                                   Leverage distribution network
--------------------------------------------------------------------------------
APPROACH                           Empirical research

                                   Disciplined methodology


                                                              [SUIZA FOODS LOGO]

                             CONSUMERS PAY PREMIUMS
                            FOR VALUE-ADDED BENEFITS


                                        Price                Premium
          [GRAPH]                    per Gallon             per Gallon
                                     ----------             ----------
       Lactaid                          $5.76                  $3.07

       Horizon                          $4.74                  $2.05

Organic Valley                          $4.74                  $2.05

       2% Milk                          $2.69

Source: IRI/Nielsen data


                                                              [SUIZA FOODS LOGO]

                               DISCIPLINED PRODUCT
                             DEVELOPMENT AND ROLLOUT


                                     [GRAPH]


                                                              [SUIZA FOODS LOGO]

                                                                    EXHIBIT 99.2

                              FINANCIAL HIGHLIGHTS



                                                              [SUIZA FOODS LOGO]

              [SUIZA HAS DEMONSTRATED EXCEPTIONAL EPS GROWTH GRAPH]





Adjusted for non-recurring charges

                                                              [SUIZA FOODS LOGO]

                            [SALES PERFORMANCE GRAPH]


All figures in millions

                                                              [SUIZA FOODS LOGO]

                      [OPERATING INCOME PERFORMANCE GRAPH]



                                     All figures in millions, except percentages


                                                              [SUIZA FOODS LOGO]

                           [COMBINED PRO FORMA GRAPH]



Sales                                     $ 6,000
-------------------------------------------------
EBITDA                                        475
EBITDA Margin                                 7.9%
-------------------------------------------------
Operating Income                              340
Operating Margin                              5.7%



All figures in millions except percentages

Estimated LTM annualized as of 6/99 including Valley of Virginia


                                                              [SUIZA FOODS LOGO]

                                    FINANCING


o Refinance existing debt of both Suiza and Southern Foods with 2 new credit facilities

o    JV will have credit facility between $1.5-$2.0 billion

     - $0.8 - $1.1 billion outstanding at closing

o    Separate Suiza facility of approximately $300 million



                                                              [SUIZA FOODS LOGO]

                                 FINANCIAL GOALS

o    Grow EPS

     -   Sales growth

     -   Margin improvement

o    Drive free cash flow

     -   Manage working capital

     -   Disciplined investment spending


                                                              [SUIZA FOODS LOGO]

                       [DEPTH OF MANAGEMENT TALENT GRAPH]


-------------------------------------------------------------------------------------------------------------------------
                                                       IN THE FIELD
-------------------------------------------------------------------------------------------------------------------------


 Rick Fehr           Alan Bernon       Delton Parks    Bing Graffunder    Rick Sturgeon       Rick Beaman
COO Midsouth        COO Northeast      COO Midwest     COO Morningstar       VP West       EVP Southern Foods

25 Years Dairy      23 Years Dairy   37 Years Dairy    29 Years Dairy    35 Years Dairy     26 Years Dairy

-------------------------------------------------------------------------------------------------------------------------
                                                       HEADQUARTERS
-------------------------------------------------------------------------------------------------------------------------

Gregg Engles       Pete Schenkel         Bill Brick             Barry Fromberg         Mike Hogan          Tracy Noll
Chairman, CEO    Vice Chairman and        COO Dairy                  CFO             SVP Marketing            EVP
                 President of SFOG                                                                      Corp. Development

6 Years Dairy      41 Years Dairy       11 Years Dairy         18 Years Telecom     13 Years PepsiCo     17 Years Dairy
                                    18 Years Food Industry                            1 Year Texas     13 Years Southland
                                                                                       Instruments


                       OVER 200 YEARS OF DAIRY EXPERIENCE

                                                              [SUIZA FOODS LOGO]

                                     SUMMARY




     o   Focus on shareholder value

     o   Strong customer franchise

     o   Dedication to quality and service

     o   Unparalleled national reach

     o   Leverage scale and scope

     o   Leadership and operational expertise

     o   Brand management opportunities

     o   Strong track records



                                                              [SUIZA FOODS LOGO]

                               [SUIZA FOODS LOGO]